UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2017

Apollo Commercial Real Estate Finance, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-34452	27-0467113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Apollo Global Management, LLC 9 West 57th Street, 43rd Floor New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 515-3200

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the “Annual Meeting”) of Apollo Commercial Real Estate Finance, Inc. (the “Company”) was held on May 11, 2017, at which 78,980,824 shares of the Company’s common stock were represented in person or by proxy representing approximately 86.2% of the issued and outstanding shares of the Company’s common stock entitled to vote.

At the Annual Meeting, the Company’s stockholders: (i) elected the eight directors named below for a term expiring in 2018; (ii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; (iii) approved, on an advisory basis, the compensation of the Company’s named executive officers; and (iv) approved, on an advisory basis, a frequency of one year for future stockholder advisory votes on compensation of the Company’s named executive officers. The proposals are described in detail in the Company’s 2016 Proxy Statement. The final results for the votes regarding each proposal are set forth below.

(i) The voting results with respect to the election of each director were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Jeffrey M. Gault	52,311,705	620,594	26,048,525
Mark C. Biderman	52,120,745	811,554	26,048,525
Robert A. Kasdin	39,678,752	13,253,547	26,048,525
Cindy Z. Michel	46,600,978	6,331,321	26,048,525
Eric L. Press	50,385,648	2,546,651	26,048,525
Scott S. Prince	39,321,267	13,611,032	26,048,525
Stuart A. Rothstein	51,748,782	1,183,517	26,048,525
Michael E. Salvati	39,672,137	13,260,162	26,048,525

(ii) The voting results with respect to the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
77,410,350	1,393,391	177,083	—

(iii) The voting results with respect to the approval, on an advisory basis, of the compensation of the Company’s named executive officers were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
50,387,892	1,751,533	792,868	26,048,531

(iv) The voting results with respect to the approval, on an advisory basis, of the frequency of future stockholder advisory votes on compensation of the Company’s named executive officers were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
45,363,692	398,345	6,875,394	294,860	26,048,533

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apollo Commercial Real Estate Finance, Inc.

By:	/s/ Stuart A. Rothstein
Name:	Stuart A. Rothstein
Title:	President and Chief Executive Officer

Date: May 15, 2017